Earnings per Common Share	9 Months Ended
Oct. 31, 2015
Earnings Per Share [Abstract]
Earnings per Common Share

(2) Earnings per common share

Basic earnings per common share is computed by dividing net income by the weighted average number of common shares outstanding. Diluted earnings per common share is computed by dividing net income by the weighted average number of common shares outstanding, after giving effect to the potential dilution, if applicable, from the assumed exercise of stock options into shares of common stock as if those stock options were exercised.

The following table summarizes those effects for the diluted net income per common share calculation (in thousands, except share and per share amounts):

	Thirteen weeks ended		Thirty-nine weeks ended
	October 31, 2015	November 1, 2014	October 31, 2015	November 1, 2014
Net income	$6,762	$4,851	$19,775	$14,907

Weighted average number of common shares outstanding—Basic	58,478,249	48,202,093	52,258,973	48,203,041
Incremental shares from the assumed exercise of outstanding stock options	2,225,337	637,897	1,842,991	212,632

Weighted average number of common shares outstanding—Diluted	60,703,586	48,839,990	54,101,964	48,415,673

Earnings per common share—Basic	$0.12	$0.10	$0.38	$0.31

Earnings per common share—Diluted	$0.11	$0.10	$0.37	$0.31

Weighted average stock option shares totaling 578,890 and 459,431 for the thirteen weeks ended October 31, 2015 and November 1, 2014, respectively, and 661,314 and 3,920,333 for the thirty-nine weeks ended October 31, 2015 and November 1, 2014, respectively were excluded from the calculation of diluted weighted average common shares outstanding because the effect would have been antidilutive.